SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 27, 2004

                              BARNES & NOBLE, INC.

             (Exact name of Registrant as Specified in its Charter)



        Delaware                1-12302                     06-1196501
     ---------------     ----------------------        ---------------------
     (State or other    (Commission File Number)      (IRS Employer
      Jurisdiction of                                  Identification No.)
      Incorporation)

  122 Fifth Avenue, New York, NY                         10011
  ------------------------------                        --------
(Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, Including Area Code (212) 633-3300
                                                           --------------


          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                    ----------------------------------------
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     Item 5. Other Events.

     On May 27, 2004, Barnes & Noble, Inc. ("Barnes & Noble") issued a press release announcing the completion of the previously announced merger (the "Merger") of barnesandnoble.com inc. ("Barnes & Noble.com") with a wholly owned subsidiary of Barnes & Noble. The Merger was approved by the shareholders of Barnes & Noble.com at a special meeting held on May 27, 2004. As a result of the Merger, Barnes & Noble.com became a privately held company, wholly owned by Barnes & Noble.

     A copy of the press release with respect to the completion of the Merger is filed herewith as Exhibit 99.1.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)  Exhibits

                  99.1 Press Release issued by Barnes & Noble on May 27, 2004.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BARNES & NOBLE, INC.


                                         By:/s/ Joseph Lombardi
                                           ---------------------------------
                                           Joseph Lombardi
                                           Chief Financial Officer

Date: May 27, 2004

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                                 EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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Exhibit 99.1     Press Release issued by Barnes & Noble on May 27, 2004.